Exhibit 99.18

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-H

KEY PERFORMANCE FACTORS
MAY, 1998



        Expected B Maturity                                       09/17/01


        Blended Coupon                                          5.8304%



        Excess Protection Level
          3 Month Average  5.61%
          May, 1998  4.94%
          April, 1998  5.97%
          March, 1998  5.91%


        Cash Yield                                  17.95%


        Investor Charge Offs                        5.01%


        Base Rate                                   7.99%


        Over 35 Day Delinquency                     5.17%


        Seller's Interest                           13.80%


        Total Payment Rate                          13.68%


        Total Principal Balance                     $ 35,599,996,121.04


        Investor Participation Amount               $ 1,200,000,000.00


        Seller Participation Amount                 $ 4,911,601,602.55